SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 Amendment No. 2
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


       Date of report (Date of earliest event reported): November 15, 2000
                               ------------------


                             TECHNEST HOLDINGS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


Nevada                                7375                      88-0357272
-----------                      -------------             -------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
 of Incorporation)                 File Number)            Identification No.)


 One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta Georgia 30326
 ------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 431-1611
                               ------------------



Financial Intranet, Inc.      116 Radio Circle, Mt. Kisco, New York 10549
-------------------------------------------------------------------------
(Former Name and Former Address)

Item 4.  Changes in Registrant's Certifying Accountant.

         In conjunction with the Company's reorganization the Company on November 15, 2000, engaged Feldman, Sherb and Company, P.C. as its independent accountants following the dismissal of the Company's former independent accountants, Richard A. Eisner & Company, LLP. The change of independent accountants was approved by the Board of Directors of the Company.

         During the Company's last fiscal year and subsequent interim periods preceding the date of dismissal, there were no disagreements between the Company and its former independent accountants on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report.

         The former independent accountants' report for the year ended December 31, 1999 was unqualified when issued and contained an explanatory paragraph that expressed doubt about the Company's ability to continue as a going concern. Such report, however, did not contain any adverse opinion or disclaimer of opinion or was modified as to audit scope, accounting principles or other uncertainty.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

                  16.1 Letter on change in certifying public accountant.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


October 31, 2001                                     TECHNEST HOLDINGS, INC.

                                                     By: /s/ Michael Sheppard
                                                        ----------------------
                                                    Michael Sheppard, President

 Exhibit 16.1




Eisner                                    Richard A. Eisner & Company, LLP
                                          Accountants and Consultants

                                          575 Madison Avenue
                                          New York, NY 10022-2597
                                          Tel  212.355.1700  Fax  212.355.2414
                                          www.eisnerllp.com

October 11, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Financial Intranet, Inc.
         File Ref. No. 7375

We have obtained a copy of Form 8-K/A filed January 31, 2001, of Financial Intranet, Inc., which Current Report, includes an Item 4, changes in Registrant's Certifying Accountant. Our prior report dated November 28, 2000 is hereby amended to address the revised disclosures in the Form 8-K/A.

We agree with the statements concerning our firm, however, we have no knowledge of the Company's reorganization of its operations or the retention of Feldman, Sherb and Company, P.C.

Except for our review of the March 31, 2000 financial statements, we did not review or perform any audit procedures with respect to financial statements for any interim period during 2000.

Very truly yours,

/s/Richard A. Eisner & Company, LLP



 Member of Summit International Associates, Inc.